UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 3, 2026

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “First Amendment”) amends and restates the Current Report on Form 8-K (the “Original Form 8-K”) filed by Alzamend Neuro, Inc., a Delaware corporation (the “Company”) with the Securities and Exchange Commission (the “Commission”) on July 31, 2026.

This First Amendment is filed for the purpose of amending and restating the Securities Purchase Agreement (the “Original Agreement”) dated July 31, 2026 (the “Original Execution Date”) and entered into by and between the Company and Ault Lending, LLC, a California limited liability company (the “Purchaser”) and the related transaction documents described below.

Other than the foregoing, this First Amendment speaks as of the original date of the Original Form 8-K and does not reflect events that may have occurred subsequent to the date of the Original Form 8-K.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As disclosed in the Original Form 8-K, the Company entered into the Original Agreement with the Purchaser, pursuant to which the Company agreed to sell to the Purchaser up to 25,000 shares of the Company’s then newly designated Series D convertible preferred stock (the “Series D Convertible Preferred Stock”). The Original Agreement provided that the Purchaser may purchase up to $25 million in shares of the Series D Convertible Preferred Stock (the “Preferred Shares”) in one or more closings.

On the Original Execution Date, the Company sold 7,500 Preferred Shares to the Purchaser, for a total cash purchase price of $7.5 million (the “Initial Tranche Closing”). The Purchaser is an affiliate of the Company.

On November 10, 2026 (the “Execution Date”) the Company and the Purchaser entered into (i) an Amended and Restated Securities Purchase Agreement (the “A&R Agreement”) and (ii) and Amended and Restated Registration Rights Agreement (the “A&R RRA”). Further, on the Execution Date the Company and the Purchaser agreed to amend and restate the original Certificate of Designations of Rights and Preferences of Series D Convertible Preferred Stock, filed with the Delaware Secretary of State on July 31, 2026 (the “Original COD”), which amended and restated Certificate of Designations of Rights and Preferences of Series D Convertible Preferred Stock (the “A&R COD” and with the A&R Agreement and the A&R RRA, the “Transaction Documents”) was filed with the Delaware Secretary of State on November 10, 2026.

According to the A&R Agreement, the Company shall sell to the Purchaser an aggregate of $10 million in Preferred Shares rather than $25 million, of which $7.5 million of Preferred Shares were sold to the Purchaser on the date of the Original Agreement in the Initial Tranche Closing.

The material terms of the A&R Agreement, the other Transaction Documents and the Preferred Shares are summarized below.

Description of the A&R Agreement and the A&R RRA

The A&R Agreement provides that the financing described in the A&R Agreement was and shall be, as applicable, conducted through two (2) separate closings. As provided by the Original Agreement, the Purchaser purchased $7.5 million in Preferred Shares in the Initial Tranche Closing on the Original Execution Date. Pursuant to the A&R Agreement the Company and the Purchaser agreed that the Purchaser shall purchase an additional $2.5 million in Preferred Shares at the second tranche closing (the “Second Tranche Closing” and with the Initial Tranche Closing, each a “Tranche Closing”).

Pursuant to the A&R RRA, the Company agreed to use its best efforts to file a registration statement (the “Registration Statement”), registering for resale all the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) issuable upon conversion of the Preferred Shares (the “Conversion Shares”) with the Commission by November 17, 2026 (the “Filing Deadline”). The Company further agreed to have the Registration Statement be declared effective by the 60th calendar day following the Filing Deadline (or, in the event of a “full review” by the Commission, the 90th calendar day following the Filing Deadline), in either case, the “Effectiveness Date.”

The Company also agreed that if: (i) the Registration Statement is not filed on or prior to its Filing Date, or (ii) a Registration Statement registering for resale all of the Conversion Shares is not declared effective by the Commission by the Effectiveness Date of the Registration Statement (any such failure or breach being referred to as an “Registration Default”), and on any date such a Registration Default has occurred (a “Registration Default Date”), then, in addition to any other rights the Purchaser may have under the A&R Agreement, the A&R RRA or under applicable law, on each such Registration Default Date and on each monthly anniversary of each such Registration Default Date (if the applicable Registration Default shall not have been cured by such date) until the applicable Registration Default is cured, the Company shall pay to the Purchaser, as partial liquidated damages and not as a penalty, an amount in cash equal to two percent (2%) of the Stated Value of the Preferred Shares held, not to exceed fifteen percent (15%) in the aggregate.

In addition, the Company agreed to use its best efforts to file a preliminary proxy statement no later than 15 days after the Execution Date and thereafter use its reasonable best efforts to file a definitive proxy statement related to a special meeting of the Company’s stockholders within 45 days of the Execution Date for purposes of seeking stockholder approval of the issuance of all the Conversion Shares in excess of the “Nasdaq Limit,” which is 19.99% of the shares of Common Stock issued and outstanding on the Execution Date. The special meeting shall occur no later than 75 days after the Execution Date.

The A&R Agreement provides that from the Execution Date through the date that no Preferred Shares are outstanding, the Company shall not enter into any public or private offering of its securities (including securities convertible into shares of Common Stock) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable to such Other Investor than the rights and benefits established in favor of the Purchaser by the Preferred Shares, unless, in any such case, the (i) the Company shall notify the Purchaser of such additional or more favorable term within three (3) business days of the issuance of the respective security, and (ii) such term, at the Purchaser’s option, shall become applicable to the Purchaser. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing redemption features, rights of first refusal, dividends and conversion lookback periods.

For a period of three (3) years from the date the Purchaser no longer holds any Preferred Shares (the “Obligation Period”), the Purchaser shall have a right of first refusal (a “Right of First Refusal”) with respect to any investment proposed to be made by an Other Investor for each and every future public or private equity offering, including a debt instrument convertible into equity of the Company during the Obligation Period (an “Offering”). The Company must notify the Purchaser of any intention to pursue any such Offering, including the material terms thereof, by providing written notice thereof to the Purchaser.

Moreover, during the Obligation Period, if the Purchaser has not elected to exercise its rights described immediately above, the Purchaser shall have a right to participate in any subsequent financing (a “Subsequent Financing”) allowing the Purchaser to purchase such number of securities in the Subsequent Financing to allow the Purchaser to acquire 33.33% of the securities to be sold in the Subsequent Financing.

If, at any time while any Preferred Shares are outstanding, the Company closes a financing in which it sells or grants any option to purchase or sells or grants any right to reprice outstanding securities, or otherwise dispose of or issues any Common Stock or any security convertible or exercisable for Common Stock, entitling any person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (as defined below) (such lower price, the “Base Conversion Price”), then the Conversion Price shall be reduced to equal the Base Conversion Price. Notwithstanding the foregoing, no adjustment will be made in respect of an Exempt Issuance (as defined in the Agreement). However, in no event shall the Base Conversion Price be adjusted to a price lower than the Floor Price (as defined below).

The A&R Agreement provides for an origination fee payable by the Company to the Purchaser in the amount of two percent (2%) of the purchase price at each Tranche Closing, which the Purchaser may withhold from the purchase price at each such Tranche Closing.

In the event that the average closing price of the Common Stock during the prior three (3) trading days preceding a closing date shall not be equal to or greater than the Floor Price (as defined below), then the applicable closing shall be delayed until such time as the price meets the required threshold.

The Purchaser may not vote or dispose of any Conversion Shares (as defined below) to the extent that the number of such issued Conversion Shares would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of the Execution Date, in accordance with the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”), unless the Company first obtains stockholder approval (the “Stockholder Approval”). Pursuant to the A&R Agreement and as required by Nasdaq, the Company agreed to file a proxy statement to obtain the Stockholder Approval.

The A&R Agreement contains customary representations, warranties, covenants conditions and indemnification obligations of the parties. The representations, warranties, covenants conditions and indemnification obligations contained in the A&R Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the A&R Agreement and are subject to limitations agreed upon by the contracting parties. Accordingly, the A&R Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the A&R Agreement and not to provide investors with any other factual information regarding the Company or its business and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Commission.

Description of the Series D Convertible Preferred Stock

The terms of the Preferred Shares are as set forth in the A&R COD. Each Preferred Share has a stated value of $1,050 per share (the “Stated Value”). The Preferred Shares do not accrue dividends.

Conversion Rights

Each Preferred Share is convertible at the option of the holder into a number of Conversion Shares, determined by dividing the Stated Value by the Conversion Price (as defined below). The “Conversion Price” means the greater of (i) $0.2668 (the “Floor Price”) and (ii) 80% of the lowest closing bid price of the Common Stock during the five (5) trading days immediately prior to the date of conversion into Conversion Shares, but not greater than $2.00 per share (the “Maximum Price”). The Conversion Price is subject to adjustment in the event of issuances of Common Stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events.

Voting Rights

The holder of the Preferred Shares are entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Corporation Law and Nasdaq, provided however, that for purposes of complying with Nasdaq regulations, the conversion price, for purposes of determining the number of votes the holder of Preferred Shares is entitled to cast, shall not be lower than $1.4175 (the “Voting Floor Price”), which represents the price calculated by dividing (i) the closing sale price of the Common Stock on the trading day immediately prior to the Execution Date, which was $1.35 by (ii) 1.05. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holder of the Preferred Shares have a preferential right to receive an amount in cash equal to the Stated Value per share of the Preferred Shares before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holder of the Preferred Shares. The remaining assets, if any, will then be distributed pro rata to the holders of outstanding Common Stock. Any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the A&R COD.

The foregoing descriptions of the Transaction Documents and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the form of A&R Agreement filed as Exhibit 10.1 hereto, the form of A&R RRA filed as Exhibit 10.2 hereto and the form of the A&R COD, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the Majority Independent Board Standard. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include the risk factors described under the caption “Risk Factors” in the Form 10-K filed with the Commission on July 22, 2026 and its other filings with the Commission. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. Series D Convertible Preferred Stock described in this Current Report on Form 8-K were offered and sold to the Purchaser in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 10, 2026, the Company filed the A&R COD with the Secretary of State of the State of Delaware. The A&R COD, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designations of Rights and Preferences of Series D Convertible Preferred of Series D Convertible Preferred Stock, filed with the Delaware Secretary of State on November 10, 2026.

10.1	Amended and Restated Securities Purchase Agreement, dated November 10, 2026.

10.2	Amended and Restated Registration Rights Agreement, dated November 10, 2026, 2026

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: November 10, 2026	/s/ Henry Nisser
Henry Nisser Executive Vice President and General Counsel

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